SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 4, 2001
                                                         --------------


                                   ECCS, INC.
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              (Exact Name of Registrant as Specified in Charter)


        New Jersey                  0-21600                     22-2288911
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                    Identification No.)


One Sheila Drive, Tinton Falls, New Jersey                            07724
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (732) 747-6995
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER.

     Private Placement
     -----------------

     On April 4, 2001, ECCS, Inc., a New Jersey corporation (the "Company"), completed the second closing (the "Second Closing") of a private placement (the "Private Placement") of its 6% Cumulative Convertible Preferred Stock, Series A (the "Series A Stock"). Purchasers in the Second Closing purchased an aggregate of 250,000 shares of Series A Stock at a purchase price equal to $2.00 per share. The initial closing of the Private Placement was consummated on March 9, 2001, pursuant to which certain other investors purchased an aggregate of 1,450,000 shares of Series A Stock also at a purchase price equal to $2.00 per share. The Private Placement resulted in total gross proceeds to the Company of $3,400,000. Upon consummation of the Second Closing, holders of all Series A Stock outstanding represented approximately 55% of the Common Stock of the Company on an as-converted to Common Stock basis.

     C.E. Unterberg, Towbin acted as financial advisor to the Company and received a total fee of 93,750 shares of Series A Stock based on the aggregate gross proceeds raised in the Private Placement and, together with related parties, is deemed by the Company to beneficially own (within the meaning of that term under Section 13(d)(1) of the Securities Exchange Act of 1934, as amended) approximately 27% of the Common Stock of the Company on an as-converted to Common Stock basis. Thomas I. Unterberg is a former director of the Company and the Chairman, Managing Director and member of the Executive Committee of C.E. Unterberg, Towbin. Thomas I. Unterberg disclaims beneficial ownership of certain of such securities.

     Holders of Series A Stock are entitled to vote on all matters that the holders of the Company's Common Stock are entitled to vote upon, on an as-converted to Common Stock basis. In addition, the vote of 66 2/3% of the holders of Series A Stock is required in order for the Company to: (i) amend, alter or repeal the Certificate of Incorporation or By-laws of the Company (other than an amendment which changes the dividend payable on or the liquidation preference of the Series A Stock, for which the vote of 80% of the holders of Series A Stock is required); (ii) create a class of stock ranking senior or equal to the Series A Stock; (iii) increase the number of shares of any class or classes of stock ranking senior or equal to the Series A Stock
(other than for Series A Stock that is to be issued within 90 days of the initial closing, for which class approval of the Series A shareholders is not required); (iv) redeem or acquire shares of its capital stock or issue any capital stock or securities exchangeable into capital stock (with certain exceptions); (v) cancel any material indebtedness or waive any claim or rights of substantial value; (vi) permit or allow any liens, encumbrances or other restrictions with respect to its assets, except in the ordinary course of business; and (vi) sell or transfer all or substantially all of its assets or merge or consolidate with another corporation, or undertake any reclassification or recapitalization with respect to its capital stock.

     The Series A Stock ranks prior to the Common Stock with respect to dividends and upon liquidation, dissolution, winding up or otherwise. The holders of the outstanding shares of Series A Stock are entitled to receive, out of funds legally available for the payment of dividends, quarter-annual dividends. Each quarter-annual dividend is computed by dividing the annual dividend rate of $0.12 by four and is payable in cash or, at the option of the Company, in shares of Series A Stock. Series A Stock dividends are cumulative, whether or not declared, and are compound at an annual rate of 6% on the unpaid cumulative balance. No dividends may be paid or declared upon junior securities, including Common Stock, unless full cumulative dividends on all outstanding shares of Series A Stock are paid or have been set apart. Dividends may be declared on parity securities, only if dividends are also declared on the Series A Stock ratably in proportion to accumulated and unpaid dividends.

     The Series A Stock will mature on the date that is four years after issuance (the "Maturity Date"). On the Maturity Date, to the extent the Company has funds legally available for payment, the Company is required to redeem all shares of Series A Stock at a redemption price equal to $2.00 per share in cash together with any accrued and unpaid dividends thereon. The Series A Stock may be redeemed at the option of the Company after the first anniversary of the date of issuance of the shares of Series A Stock at a redemption price equal to $2.00 per share in cash together with any accrued and unpaid dividends, if the Current Market Price Per Common Share is $1.25 or greater for any 20 consecutive Trading Day Period, and the Daily Price on the last Trading Day of such 20 Trading Day period is $1.25 or greater. The Series A Stock may be redeemed at the option of each holder of Series A Stock at a redemption price equal to $2.00 per share in cash together with any accrued and unpaid dividends, if the Company enters into a transaction involving a merger, consolidation or sale or transfer of all of or substantially all of the assets of the Company that results in the holders of Common Stock receiving a value of less than $1.25 per share of Common Stock. Such holders of Series A Stock must exercise their option to redeem the shares of Series A Stock within 90 days after the closing of any such transaction.

     Each share of Series A Preferred Stock is initially convertible, at the option of its holder, at any time after issuance, into eight shares of Common Stock. The conversion ratio is subject to adjustments under certain conditions. The Series A Stock is automatically convertible upon the consummation of the Company's sale of Common Stock in a public offering pursuant to a registration statement under the Securities Act of 1933, as amended, at a per share offering price to the public of not less than $1.25 per share and resulting in net proceeds to the Company of at least $20,000,000.

     Subject to certain conditions, Holders of Series A Stock have a right of first offer with respect to the issuance of any new securities which would reduce such holder's holdings by 10% or more. The Company is obligated to use its best efforts to cause a shelf registration statement to be filed with the Securities and Exchange Commission as soon as practicable after the Closing, covering the shares of the Company's Common Stock underlying the Series A Stock. Subject to certain conditions, the Company is obligated to pay certain damages if there is a default in its obligation to register the securities as described above.

      Upon consummation of the Second Closing, the Private Placement was completed. In connection with the initial closing of the Private Placement, forty-four investors purchased an aggregate of 1,450,000 shares of Series A Stock pursuant to a Purchase Agreement dated March 9, 2001, a form of which was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on March 26, 2001. Such Purchase Agreement is incorporated herein by reference. In connection with the Second Closing, three investors purchased 250,000 shares of Series A Stock pursuant to a Purchase Agreement dated April 4, 2001. A form of such Purchase Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference. The complete list of purchasers and related information not set forth in such form Purchase Agreements is as follows:

    INITIAL CLOSING
    ---------------

    -----------------------------------------------------------------------
    Purchasers                                                    Shares of
                                                             Series A Stock
    -----------------------------------------------------------------------
    T. Unterberg & R. Matluck TTEES C.E. Unterberg,                  50,000
    Towbin 401K Profit Sharing Plan dtd 10/26/90 FBO:
    Andrew Arno
    -----------------------------------------------------------------------
    Andrew Arno ACF Matthew Arno U/NY/UGMA                           12,500
    -----------------------------------------------------------------------
    Andrew Arno ACF Jesse Benjamin Arno U/NY/UGMA                    12,500
    -----------------------------------------------------------------------
    T. Unterberg & R. Matluck TTEES C.E. Unterberg,                   5,000
    Towbin 401K Profit Sharing Plan dtd 10/26/90 FBO:
    Mel S. Lavitt
    -----------------------------------------------------------------------
    Wendy Lavitt                                                     37,500
    -----------------------------------------------------------------------
    Meredith Lavitt                                                  10,000
    -----------------------------------------------------------------------
    Kathy A. Lavitt & Kerry Leeds Griffith                           10,000
    -----------------------------------------------------------------------
    Park City Investments                                            37,500
    -----------------------------------------------------------------------
    Emily Satloff                                                    25,000
    -----------------------------------------------------------------------
    Thomas I. Unterberg, TTEE of the Ellen Celli Family              12,500
    Trust U/A/D 3/25/93
    -----------------------------------------------------------------------
    Thomas I. Unterberg, TTEE of the Emily Satloff                   12,500
    Family Trust U/A/D 3/25/93
    -----------------------------------------------------------------------
    Thomas I. Unterberg                                             125,000
    -----------------------------------------------------------------------
    Marjorie & Clarence E. Unterberg Foundation, Inc.               125,000
    -----------------------------------------------------------------------
    C.E. Unterberg, Towbin Capital Partners I, LP                   125,000
    -----------------------------------------------------------------------
    T. Unterberg & R. Matluck TTEES C.E. Unterberg,                  12,500
    Towbin 401K Profit Sharing Plan dtd 10/26/90 FBO:
    Robert M. Matluck
    -----------------------------------------------------------------------
    Jeffery C. Moskowitz                                             25,000
    -----------------------------------------------------------------------
    C.E. Unterberg, Towbin, LLC                                      50,000
    -----------------------------------------------------------------------
    C.E. Unterberg, Towbin, a California Limited                     50,000
    Partnership
    -----------------------------------------------------------------------
    Mary DeBare                                                      25,000
    -----------------------------------------------------------------------
    Charles DeBare                                                   25,000
    -----------------------------------------------------------------------
    First Clearing Corporation as Custodian FBO: Gordon Devorkin     12,500
    -----------------------------------------------------------------------
    First Clearing Corporation as Custodian FBO: Daryl Devorkin      12,500
    -----------------------------------------------------------------------
    David Devorkin                                                   12,500
    -----------------------------------------------------------------------
    S. Marcus Finkle                                                 25,000
    -----------------------------------------------------------------------
    Zohar Gilon & Yael Gilon JTWROS                                  25,000
    -----------------------------------------------------------------------
    Hull Overseas Limited                                            25,000
    -----------------------------------------------------------------------

    John Rosenthal                                                   50,000
    -----------------------------------------------------------------------
    Harvey Gelfenbein                                                12,500
    -----------------------------------------------------------------------
    Nicole Lawi                                                      12,500
    -----------------------------------------------------------------------
    Neil Lawi                                                        12,500
    -----------------------------------------------------------------------
    J. Bruce Llewellyn                                               50,000
    -----------------------------------------------------------------------
    David Marrus                                                     50,000
    -----------------------------------------------------------------------
    Arthur Morrison                                                  12,500
    -----------------------------------------------------------------------
    Burton Rubin                                                     25,000
    -----------------------------------------------------------------------
    Scott Sampson                                                    25,000
    -----------------------------------------------------------------------
    Charles Schaller                                                 25,000
    -----------------------------------------------------------------------
    William Shiebler                                                 25,000
    -----------------------------------------------------------------------
    Kenneth Sheinberg                                                25,000
    -----------------------------------------------------------------------
    Ronald Shiftan                                                   12,500
    -----------------------------------------------------------------------
    Stanley Stern & Trudy Stern JTWROS                               12,500
    -----------------------------------------------------------------------
    James Swartz                                                     50,000
    -----------------------------------------------------------------------
    William R. Timken, TTEE of The Timken Living Trust               50,000
    U/A/D 9/14/99
    -----------------------------------------------------------------------
    Solar Group S.A.                                                 50,000
    -----------------------------------------------------------------------
    Enzo Torresi & Dorothy Torresi JTWROS                            50,000
    -----------------------------------------------------------------------


    SECOND CLOSING
    --------------

    -----------------------------------------------------------------------
    Purchasers                                                    Shares of
                                                             Series A Stock
    -----------------------------------------------------------------------
    E&M RP Trust                                                     75,000
    -----------------------------------------------------------------------
    Tahoe Partnership I                                             100,000
    -----------------------------------------------------------------------
    Siam Partners II                                                 75,000
    -----------------------------------------------------------------------


     Nasdaq Notification
     -------------------

     On April 11, 2001, the Company announced pursuant to Nasdaq Marketplace Rule 4815(b) that it received notice on April 5, 2001 from Nasdaq advising the Company of Nasdaq's decision to delist the Company's Common Stock, because of the Company's failure to comply with Nasdaq's $1.00 minimum bid price requirement under Nasdaq Marketplace Rule 4450(a)(5). The Company has requested an appeal of the delisting decision before the Nasdaq Listing Qualifications Panel and the Company's Common Stock will continue to trade on the Nasdaq National Market pending the outcome of the appeal. A hearing date has not been set.

     At this time the Company is in compliance with all of Nasdaq's continued listing requirements except for the minimum bid price requirement. There can be no assurance as to when the Panel will reach a decision, or that such a decision will be favorable to the Company. An unfavorable decision will result in the immediate delisting of the Company's Common Stock irrespective of the Company's ability to appeal the decision. Regardless of the outcome, however, the Company expects its Common Stock will continue to be publicly traded. If the

Panel decides to delist the Company's Common Stock, the Company will attempt to have its common stock traded on the NASD OTC Bulletin Board.

     The Company's press release, dated April 11, 2001, with respect to such announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Information of Business Acquired.

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(c)   Exhibits.

      Exhibit No.    Description of Exhibit
      -----------    ----------------------

      3.1 Certificate of Amendment to the Restated and Amended Certificate of Incorporation, as amended, filed with the Secretary of State of the State of New Jersey on March 8, 2001. (Incorporated by reference to the Company's Current Report on Form 8-K filed on March 26, 2001).

      3.2 Certificate of Amendment to the Restated and Amended Certificate of Incorporation of ECCS, INC. filed with the Secretary of State of the State of New Jersey on April 3, 2001.

      10.1 Series A Convertible Preferred Stock Purchase Agreement made as of March 9, 2001 by and between the Company and the investors set forth on the Schedule of Purchasers attached thereto as Exhibit A. (Incorporated by reference to the Company's Current Report on Form 8-K filed on March 26,
                    2001).

      10.2 Series A Convertible Preferred Stock Purchase Agreement made as of April 4, 2001 by and between the Company and the investors set forth on the Schedule of Purchasers attached thereto as Exhibit A.

      99.1 Press Release, dated April 11, 2001, with respect to Nasdaq notification.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      ECCS, Inc.



                                      By: /s/ Gregg M. Azcuy
                                          --------------------------------------
                                          Gregg M. Azcuy
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)


Date: April 12, 2001

                                  EXHIBIT INDEX

    Exhibit No.     Description of Exhibit
    -----------     ----------------------

      3.1 Certificate of Amendment to the Restated and Amended Certificate of Incorporation, as amended, filed with the Secretary of State of the State of New Jersey on March 8, 2001. (Incorporated by reference to the Company's Current Report on Form 8-K filed on March 26, 2001).

      3.2 Certificate of Amendment to the Restated and Amended Certificate of Incorporation of ECCS, INC. filed with the Secretary of State of the State of New Jersey on April 3, 2001.

      10.1 Series A Convertible Preferred Stock Purchase Agreement made as of March 9, 2001 by and between the Company and the investors set forth on the Schedule of Purchasers attached thereto as Exhibit A. (Incorporated by reference to the Company's Current Report on Form 8-K filed on March 26,
                    2001).

      10.2 Series A Convertible Preferred Stock Purchase Agreement made as of April 4, 2001 by and between the Company and the investors set forth on the Schedule of Purchasers attached thereto as Exhibit A.

      99.1 Press Release, dated April 11, 2001, with respect to Nasdaq notification.